SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to § 240.14a-12.

Callaway Golf Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Online  Go to investorvote.com/ELY or scan the QR  code — login details are located in the shaded  bar below.   Votes submitted electronically must be received  by 1:00 a.m., Pacific Time, on May 12, 2020.    Shareholder Meeting Notice     Important Notice Regarding the Availability of Proxy Materials for the  Callaway Golf Company Shareholder Meeting to be Held on May 12, 2020, at 8:00 a.m. Pacific Time    Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  shareholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request  a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. The  proxy statement and annual report to shareholders are available at:   www.allianceproxy.com/callawaygolf/2020  Easy Online Access — View your proxy materials and vote.   Step 1: Go to www.allianceproxy.com/callawaygolf/2020.  Step 2: Click on the icon on the right to view meeting materials.  Step 3: Return to the investorvote.com/ELY window and follow the instructions on the screen to log in.  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.    When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.    Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request  one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side  on or before May 2, 2020 to facilitate timely delivery.   2NOT  +    037OOD   Shareholder Meeting Notice    Callaway Golf Company’s Annual Meeting of Shareholders will be held on May 12, 2020 at Callaway Golf Company, 2180 Rutherford  Road, Carlsbad, California 92008, at 8:00 a.m. Pacific Time.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.   1.  Election of Directors. 01 - Oliver G. Brewer III 02 - Samuel H. Armacost 03 - Scott H. Baxter 04 - John C. Cushman, III  05 - Laura J. Flanagan 06 - Russell L. Fleischer 07 - John F. Lundgren 08 - Adebayo O. Ogunlesi  09 - Linda B. Segre 10 - Anthony S. Thornley  2.  Ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the  fiscal year ending December 31, 2020.  3.  Approve, on an advisory basis, the compensation of the Company’s named executive officers.  4.  Approve an amendment to the Certificate of Incorporation to eliminate cumulative voting in the election of directors.  In their discretion, Brian P. Lynch and Sarah E. Kim, or either of them, are authorized to vote upon such other business as may properly come before the  meeting or any adjournment or postponement thereof.   PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to  receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.   Due to the emerging public health impact of coronavirus (COVID-19), the Company is planning for the possibility that the date, time or location of the  Annual Meeting may be changed, or that the Annual Meeting may be held solely by means of remote communication. If this step is taken, the Company will  announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available on the  Company's website at www.callawaygolf.com under Investor Relations.    Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.    — Internet – Go to www.allianceproxy.com/callawaygolf/2020  —  Phone – Call us free of charge at 1-866-641-4276.  —  Email – Send an email to investorvote@computershare.com with “Proxy Materials Callaway Golf Company” in the subject line. Include  your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of  the meeting materials.  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 2, 2020.    CALLAWAY GOLF COMPANY   Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717   Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1    May 12, 2020   Annual Meeting March 16, 2020   May 12, 2020 8:00 AM PDT Callaway Golf Company 2180 Rutherford Road Carlsbad, CA 92008 (or, if applicable, by remote communication)   0000450473_1 R1.0.1.18

1. Annual Report 2. Notice & Proxy Statement  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery.   0000450473_2  R1.0.1.18

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 06 Oliver G. Brewer III Russell L. Fleischer 02 07 Samuel H. Armacost John F. Lundgren 03 08 Scott H. Baxter Adebayo O. Ogunlesi 04 09 John C. Cushman, IILinda B. Segre I 05 10 Laura J. Flanagan Anthony S. Thornley   The Board of Directors recommends you vote FOR the following proposal(s):   2 Ratify, on an advisory basis, the appointment of Deliotte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.   3 Approve, on an advisory basis, the compensation of the Company's named executive officers.   4 Approve an amendment to the Certificate of Incorporation to eliminate cumulative voting in the election of directors.   NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   Due to the emerging public health impact of coronavirus (COVID-19), the Company is planning for the possibility that the date, time or location of the Annual Meeting may be changed, or that the Annual Meeting may be held solely by means of remote communication. If this step is taken, the Company will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available on the Company's website at www.callawaygolf.com under Investor Relations.   0000450473_3 R1.0.1.18

0000450473_4 R1.0.1.18